Earnings Call Presentation 4th Quarter 2019 February 24, 2020 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, February 24, 2020 and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses these non-GAAP measures in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation Results throughout this presentation are presented on a normalized basis with the exception of cash flow. With the sale of our EMEA and Pacific Rim businesses, we no longer adjust our sales for movements in foreign exchange rates as we expect these to have minimal impact on revenue. We remove the impact of certain discrete expenses and income. Examples include plant closures, restructuring actions, separation costs, environmental site expenses and related insurance recoveries, and other large unusual items. We also adjust for our U.S. pension plan (credit) expense(1). We are using actual tax rates to report 2019(2) and 2018 EPS results and guidance for 2020. Prior to 2019 we used a normalized book tax rate when reporting EPS. U.S. pension (credit) expense represents the actuarial net periodic benefit cost expected to be recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. In the third quarter of 2019 our results included a $25 million gain on the sale of our half of the WAVE international businesses.  This gain was not taxable to Armstrong so we have adjusted this gain from our adjusted EPS calculations.

Consolidated Company Key Metrics-Fourth Quarter 2019 As reported EPS up 41%: $1.04 in 2019 and $0.74 in 2018 2018 includes $25M WAVE special dividend. Adj. Free Cash Flow +13% excluding special dividend. May not sum due to rounding Normalized(3) 2019 2018 Variance Net Sales $246.8599999999999 $0 $238.93299999999999 3.3176664587980298E-2 Adj. EBITDA $89.528771000000006 $0 $78.900000000000006 $0 0.14471192648922693 % of Sales 0.36267022198817161 0.33021809461229723 330 bps hardcode watchout Adj. Earnings Per Share (1) $1.1134405349680301 $0.79505577649632131 0.40045587729049337 Adj. Free Cash Flow (2) $71.000000000000028 $87.799999999999955 -0.19134396355353001 Net Debt $565.5 $494.09999999999997 $71.400000000000034

Adjusted EBITDA Bridge – Fourth Quarter 2019 vs. PY $3 $3 $1 $1 $1 $3 AUV growth coupled with manufacturing productivity and strong WAVE performance drive adjusted EBITDA up 14% Normalized(1) May not sum due to rounding

Adjusted Free Cash Flow Bridge - Fourth Quarter 2019 vs. PY $4 Strong cash earnings growth impacted by WAVE special dividend in Q4 2018 $13 ($0) ($9) ($0) (2) NOTE: Adjustments include cash used or proceeds received for acquisitions and divestures, legacy environmental matters and litigation May not sum due to rounding Includes cash earnings, working capital and other current assets and liabilities WAVE 2018 Special Dividend Impact ($25) Normalized(1) $71 $88 ($34)

Average Unit Value (AUV) expanded 5% versus the prior year quarter Manufacturing gains driven by productivity WAVE equity earnings increased 18% driven by positive volume and mix Mineral Fiber Fourth Quarter Results EBITDA growth driven by Average Unit Value (AUV), productivity & WAVE Key Highlights Q1 Q2 Q3 Q4 2018 Adjusted EBITDA $70 $86 $88 $71 Current Quarter Comments AUV 15 11 4 3 Fall through of mix and price Volume (8) (3) - (2) Manufacturing 4 1 3 3 Productivity Input costs (3) (1) 1 1 Lower energy, RM, and freight costs SG&A 2 4 1 3 PY stock comp expense not repeated, TSA benefit WAVE 2 (2) 3 3 Fall through of volume and mix 2019 Adjusted EBITDA $82 $96 $99 $81 Margins expanded 430 bps % Change 17% 11% 13% 15%

Sales up 4% driven by M&A, partially offset due to unfavorable project timing and extended lead times from a third party supplier Adjusted EBITDA up 2% as sales gains were partially offset by higher manufacturing and SG&A investments Architectural Specialties Fourth Quarter Results Softer Q4 due to base period projects and supplier issues Key Highlights Q1 Q2 Q3 Q4 2018 Adjusted EBITDA $9 $9 $12 $8 Current Quarter Comments Sales 5 7 7 4 Sales growth fall through to bottom line Period Expense (2) (1) (2) (2) Manufacturing expenses relating to acquisitions SG&A (2) (3) (3) (2) SG&A expenses relating to acquisitions 2019 Adjusted EBITDA $10 $12 $14 $8 Margins contracted 40 bps, Base(1) margins expanded 90 bps % Change 15% 39% 18% 2% (1) Base includes 2018 acquisitions of Plasterform and Steel Ceilings

Consolidated Company Key Metrics – FY 2019 As reported EPS up 34%: $4.88 in 2019 and $3.63 in 2018 2018 includes $25M WAVE special dividend. Adj. Free Cash Flow +16% excluding special dividend 2019 2018 Variance Net Sales $1,038.999999999999 $0 $975.3 6.4000000000000001E-2 Adj. EBITDA $403.14972899999998 $0 $353 $0 0.14206722096317281 % of Sales 0.38835346209421057 0.36193991592330566 270 % bps hardcode watchout Adj. Earnings Per Share (1) $4.78 $3.66 0.30601092896174875 Adj. Free Cash Flow (2) $244.00000000000003 $235.79999999999995 3.4775233248516009E-2

Adjusted EBITDA Bridge – FY 2019 vs. PY $10 $31 ($2) $1 $5 $5 Strong price and mix drive adjusted EBITDA up 14% (1) May not sum due to rounding Normalized(1)

Adjusted Free Cash Flow Bridge – FY 2019 vs. PY $30 Strong cash earnings impacted by WAVE special dividend received in Q4 2018 $1 $2 $2 ($2) $244 WAVE 2018 Special Dividend Impact ($25) NOTE: Adjustments include cash used or proceeds received for acquisitions and divestures, legacy environmental matters and litigation May not sum due to rounding Includes cash earnings, working capital and other current assets and liabilities Normalized(1) (2) $236 ($23)

2020 Guidance $5.20 – $5.40 9% – 13% YoY Growth $4.78 Adjusted EBITDA Adjusted EPS* Adjusted Free Cash Flow Revenue $1,038 $403 $1,100 - $1,125 6% – 8% YoY Growth $435 - $445 YoY Margin Expansion Mineral Fiber up 5% - 7% Architectural Specialties** >15% 1-3 Acquisitions – incremental to guidance Earnings contribution from AUV Architectural Specialties volume contribution Manufacturing productivity Contributions from WAVE $70 - $80 of total capital expenditures Cash tax rate 20% - 25% $25 - $30 of cash interest expense Adjusted FCF 25% of revenue 2019 Actual 2020 Guidance $30 of interest expense 25% book tax rate 48 million average diluted shares outstanding $270 - $290 11% - 19% YoY Growth $244 *As reported EPS: $4.88 in 2019 **Architectural Specialties includes 2019 acquisitions of ACGI and MRK

Appendix

Adjusted EBITDA Reconciliation U.S. pension expense represents only the service cost related to the U.S. pension plan that is recorded within Operating Income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan. WAVE settled a portion of their pension plan that resulted in a non-cash accounting charge. WAVE Fresh Start Accounting asset impairment charge due to sale of international. CONSOLIDATED For the Three Months Ended December 31, For the Year Ended December 31, qtr YTD 2019 2018 V 2019 2018 V Earnings from continuing operations, Reported 51.499999999999801 36.599999999999994 14.899999999999807 242.29999999999987 189.6 52.699999999999875 rounding Add: Income tax expense, as reported 8.3000000000000043 10.800000000000004 0 57.1 53.1 4 Earnings before tax, Reported 59.799999999999812 47.400000000000006 12.399999999999807 299.39999999999986 242.7 56.699999999999875 rounding Add: Interest/other income and expense, net 2.3999999999999986 5.100000000000005 -2.7000000000000064 18 6.7000000000000028 11.299999999999997 Operating Income, Reported 62.19999999999996 52.500000000000057 9.6999999999999034 317.39999999999998 249.40000000000003 67.999999999999943 Add: U.S. Pension Cost (1) 1.1902507499999999 1.4346807500000001 0 4.7610330000000003 5.7387230000000002 -0.97768999999999995 Add: WAVE Pension Settlement (2) 0 0 0 1.2182105000000001 0 1.2182105000000001 Add: Litigation Expense 0 3.8 -3.8 19.580649000000001 6.5 13.080649000000001 Add: Cost Reduction Initiatives 0 0 0 0 8 -8 hardcodes: c12. e21 Add: Net Proforma International Allocations, Other 0 0.98235499999999998 0 0 5.8221290000000003 -5.8221290000000003 Add/(Less): Net Environmental Expenses (Recoveries) 0 2.2010000000000001 -2.2010000000000001 1.06643 -1.17395 2.24038 Add: WAVE FSA (3) 0 0 0 4.3972129999999998 0 4.3972129999999998 (Less): AWI Portion of WAVE's Gain on Sale to Knauf 4.7096900000000002 0 4.7096900000000002 -20.645595 0 -20.645595 Add: D&A 21.18338825000005 17.519324249999954 3.6640640000000957 74.971788500000002 78.016097999999943 -3.0443094999999403 Adjusted EBITDA 89.528771000000006 78.900000000000006 10.628771 403.14972899999998 353 50.149728999999979 rounding 0.14000000000000001 0.14206722096317276

Adjusted Diluted Earnings Per Share Reconciliation U.S. pension (credit) represents the entire actuarial net periodic pension (credit) cost recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan. WAVE settled a portion of their pension plan that resulted in a non-cash accounting charge. WAVE Fresh Start Accounting asset impairment charge due to sale of international. Adjusted tax expense is calculated using the tax rate multiplied by the adjusted earnings from continuing operations before income taxes. Tax rate for 2019 is actual tax rate excluding WAVE’s loss/gain on sale to Knauf. CONSOLIDATED For the Three Months Ended December 31, For the Year Ended December 31, 2019 Per Diluted 2018 Per Diluted V 2019 Per Diluted 2018 Per Diluted V Share Share Share Share Earnings from continuing operations, As Reported $51.499999999999801 $1.04 $36.599999999999994 $0.74 $14.899999999999807 $242.29999999999987 $4.88 $189.6 $3.63 $52.699999999999875 Add: Income tax expense, as reported $8.3000000000000043 $10.800000000000004 0 $57.1 $53.1 $4 Earnings from continuing operations before income taxes, As Reported $59.799999999999805 $47.4 $12.399999999999807 $299.39999999999986 $242.7 $56.699999999999875 (Less): U.S. Pension (Credit) (1) $-1.8847795000000001 $-6.4 $4.5152204999999999 $-7.5391180000000002 $-26.275746999999999 $18.736629000000001 Add: Non-cash Hedge Expense 0 $5 $-5 0 $5 $-5 Add: WAVE Pension Settlement (2) 0 0 0 $1.2182105000000001 0 $1.2182105000000001 Add: Litigation Expense 0 $3.8 $-3.8 $19.580649000000001 $6.5 $13.080649000000001 Add: Cost Reduction Initiatives 0 0 0 0 $21.954000000000001 $-21.954000000000001 Add: Net Proforma International Allocations, Other 0 $0.98235499999999998 0 0 $5.8221290000000003 $-5.8221290000000003 $0 Add/(Less): Net Environmental Expenses (Recoveries) 0 $2.2010000000000001 $-2.2010000000000001 $1.06643 $-1.17395 $2.24038 0 Add: WAVE FSA (3) 0 0 0 $4.3972129999999998 0 $4.3972129999999998 Add/(Less): AWI Portion of WAVE's loss/(gain) on Sale to Knauf $4.7096900000000002 0 $4.7096900000000002 $-20.645595 0 $-20.645595 Adjusted earnings from continuing operations before income taxes $62.870352499999804 $52.983354999999996 $9.8869974999998078 $297.47778949999991 $254.526432 $42.951357499999915 (Less): Adjusted Income tax expense (4) $-8.0890781795727147 $-13 $4.9109218204272853 $-60.935294566735202 $-64 $3.0647054332647983 Adjusted net income $54.781274320427087 $1.1134405349680301 $39.983354999999996 $0.79505577649632131 $14.797919320427091 $236.54249493326472 $4.78 $190.6 $3.66 $45.942494933264726 Adjusted EPS Change versus Prior Year 0.40045587729049337 0.30601092896174864 Diluted Shares Outstanding 49.2 50.29 49.5 52.1 Tax Rate (5) 0.1286628411948659 0.22784810126582289 0.2048398123071814 0.21878862793572312

Adjusted Free Cash Flow Reconciliation Prior year Adjusted Free Cash Flow did not adjust for Environmental Recoveries in the first quarter. Includes related income tax payments. Adjusted free cash flow is defined as cash from operations and dividends received from the WAVE joint venture, less expenditures for property and equipment, and is adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures, legacy environmental matters and litigation. The Company believes adjusted free cash flow is useful because it provides insight into the amount of cash that the Company has available for discretionary uses, after expenditures for capital commitments and adjustments for acquisitions and divestitures. Free cash flow includes discontinued international operations. For the Three Months Ended December 31, For the Year Ended December 31, 2019 2018 V 2019 2018 V As Reported Net cash provided by operating activities $61.700000000000017 $44.199999999999989 $17.500000000000028 $182.70000000000002 $203.2 $-20.499999999999972 As Reported Net cash (used for) provided by investing activities $-18.099999999999994 $23.599999999999966 $-41.69999999999996 $-89.1 $309.59999999999997 $-,398.69999999999993 Subtotal $43.600000000000023 $67.799999999999955 $-24.199999999999932 $93.600000000000023 $512.79999999999995 $-,419.19999999999993 Add/(Less): Acquisitions, net $13.399999999999999 $-2 $15.399999999999999 $56.4 $22 $34.4 Add: Litigation, net $3 - $3 $23 - $23 Add/(Less): Environmental Payments (Recoveries), net (1) $1 $-1 $2 $5 $-27 $32 Add/(Less): Proceeds from sale of international, net (2) $11 $23 $-12 $66 $-,272 $338 (Less): Other - - - - - - Adjusted Free Cash Flow (3) $71 $88 $-17 $244.00000000000003 $235.79999999999995 $8.1999999999999993 -0.19318181818181818 3.4775233248515697E-2

Segment Reported Operating Income (Loss) to Adjusted EBITDA U.S. pension expense represents only the service cost related to the U.S. pension plan that is recorded within Operating Income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan. Wave settled a portion of their pension plan that resulted in a non-cash accounting charge. WAVE Fresh Start Accounting asset impairment charge due to sale of international. MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE For the Three Months Ended December 31, 2016 V 2019 2018 V 2019 2018 V 2019 2018 V Operating Income (Loss) – As Reported 59.100000000000023 48.900000000000013 10.20000000000001 5.5999999999999979 6.0999999999999979 0 -2.5 -2 -0.5 Add: U.S. Pension Cost (1) 0 0 0 0 0 0 1.1902507499999999 1.4346807500000001 0 Add: Litigation Expense 0 3.8 -3.8 0 0 0 0 0 0 Add: Cost Reduction Initiatives 0 0 0 0 0 0 0 0 0 Add: Net Proforma International Allocations, Other 0 0 0 0 0 0 0 0.60640799999999995 -0.60640799999999995 Add/(Less): Net Environmental Expenses (Recoveries) 0 1.7509999999999999 -1.7509999999999999 0 0 0 0 0 0 Add: WAVE FSA (3) 0 0 0 0 0 0 0 0 0 Add: AWI Portion of WAVE's Loss on Sale to Knauf 4.7096900000000002 0 4.7096900000000002 0 0 0 0 0 0 Less: Depreciation and Amortization 17.29613999999998 15.824999999999996 1.4711399999999841 2.5774990000000013 1.8400000000000025 0.73749899999999879 0.60974924999999969 0 0.60974924999999969 EBITDA – Adjusted 81.351271999999994 70.852000000000004 10.499271999999991 8.1774989999999992 8 0 0 0 0 0.14000000000000001 0.02

Net Sales & EBITDA – Guidance Reconciliation Net Sales Adjusted EBITDA For the Year Ending December 31, 2020 Low to High Reported Net Sales $1,100 to $1,125 For the Year Ending December 31, 2020 Low to High Net income $267.5 to $275 Add: Interest expense 30 30 Add: Income tax expense 82.5 85 (Less): U.S. pension (credit) -15 -15 Add: D&A 70 70 Adjusted EBITDA $435 to $445

Adjusted EPS & Free Cash Flow – Guidance Reconciliation Adjusted Diluted Earnings Per Share Adjusted Free Cash Flow Adjusted EPS guidance for 2020 is calculated based on an estimated effective tax rate of 25% and on 48 million of diluted shares outstanding. U.S. pension (credit) represents only the actuarial net periodic benefit expected to be recorded as a component of other non-operating income. U.S. pension expense represents only the service cost related to the U.S. pension plan and is recorded as a component of operating income. For the Year Ending December 31, 2020 Low to High Net cash provided by operating activities $260 to $280 Add: Return of investment from joint venture ($80-90M) 85 85 Adjusted net cash provided by operating activities $345 to $365 (Less): Capital Expenditures ($70-$80M) -75 -75 Adjusted Free Cash Flow $270 to $290 For the Year Ending December 31, 2020 Low Per DilutedShare(1) to High Per DilutedShare(1) Net Income $267.5 $5.572916666666667 to $275 $5.729166666666667 low high Add: Interest expense 30 30 (Less): U.S. Pension credit (2) -20 -20 Add: Income tax expense 82.5 85 Operating Income 360 370 Add: U.S. Pension expense (3) 5 5 (Less): Interest expense -30 -30 (Less): Income tax expense -83.75 -86.25 rate 0.25 0.25 Adjusted Net Income $251.25 $5.2 to $258.75 $5.4 shares 48 48 $226.25 $4.6173469387755102 to $241.3 $4.924489795918368 $40 $40 $-20 $-20 $68.775000000000006 $73.775000000000006 $315.10000000000002 $335.1 $5 $5 $-40 $-40 $280.10000000000002 to $300.10000000000002 $-70.025000000000006 $-75.025000000000006 $210.07500000000002 $4.3765625000000004 to $225.07500000000002 $4.6890625000000004